UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 21, 2020

Protara Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36694	20-4580525
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1 Little West 12th Street New York, NY	10014
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 844-0337

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	TARA	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On September 22, 2020, Protara Therapeutics, Inc. (the “Company”) entered into two underwriting agreements (each, an “Underwriting Agreement”) with Cowen and Company, LLC and Guggenheim Securities, LLC, as representatives (the “Representatives”) of the several underwriters listed therein (collectively, the “Underwriters”), for separate, concurrent underwritten public offerings of the Company’s securities, which together are expected to result in gross proceeds to the Company of approximately $147.6 million, before deducting underwriting discounts and commissions and estimated offering expenses payable by the Company.

The first Underwriting Agreement (the “Common Stock Agreement”) relates to the offering of 4,600,000 shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), at an offering price of $16.87 per share (the “Common Offering”). The second Underwriting Agreement (the “Preferred Stock Agreement”) relates to the offering of 4,148 shares of the Company’s Non-Voting Series 1 Convertible Preferred Stock, par value $0.001 per share (“Series 1 Preferred”), at an offering price of $16,873.54 per share (the “Preferred Offering,” and together with the Common Offering, the “Offerings”).

The Offerings are being made pursuant to the Company’s registration statement on Form S-3, declared effective by the Securities and Exchange Commission on May 26, 2020 (Registration No. 333-238273), a base prospectus dated May 26, 2020, the related prospectus supplements, each dated September 22, 2020 and pursuant to a related registration statement on Form S-3 (No. 333-248964) filed with the SEC pursuant to Rule 462(b) of the Securities Act of 1933, as amended (the “Securities Act”). The Offerings are expected to close on or about September 24, 2020, subject to customary closing conditions.

Each Underwriting Agreement contains customary representations, warranties, covenants and agreements by the Company, indemnification obligations of the Company and the Underwriters, including for liabilities under the Securities Act, other obligations of the parties and termination provisions. The representations, warranties and covenants contained in each Underwriting Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties. All of the Company’s directors and executive officers and their affiliated entities have agreed, subject to certain exceptions, not to sell or transfer any shares of Common Stock for 90 days, and the Company has agreed not to sell or transfer any shares of the Common Stock for 90 days, in each case, after September 22, 2020, without first obtaining the written consent of Cowen and Company, LLC.

The foregoing descriptions of the Common Stock Agreement and the Preferred Stock Agreement are not complete and are subject to and qualified in their entirety by reference to the Common Stock Agreement and the Preferred Stock Agreement, copies of which are attached hereto as Exhibit 1.1 and Exhibit 1.2, respectively, and are incorporated herein by reference. A copy of the opinion of Cooley LLP relating to the legality of the issuance and sale of the securities in these Offerings is attached as Exhibit 5.1 hereto.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the Preferred Offering on September 22, 2020, the Company filed a Certificate of Amendment to the Certificate of Designation of Preferences, Rights and Limitations of Series 1 Convertible Preferred Stock of the Company (the “Amendment”) with the Secretary of State of the State of Delaware to increase the authorized number of shares of the Company’s Series 1 Preferred that may be issued from 3,880 to 8,028. The Amendment was approved by a committee of the Company’s board of directors and the requisite holders of outstanding shares of Series 1 Preferred. No approval of the holders of the Company’s Common Stock was required to effectuate the Amendment.

Other than the Amendment described above, the rights, preferences and privileges of the Series 1 Preferred remain the same as disclosed in Item 3.03 of the Current Report on Form 8-K filed by the Company on January 10, 2020, with such description qualified in its entirety by the copy of the Certificate of Designation filed as Exhibit 3.1 to such Current Report on Form 8-K. The foregoing description of the of the Amendment is not complete and is subject to and qualified in its entirety by reference to the Amendment, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 8.01	Other Events.

On September 21, 2020, the Company issued a press release announcing the proposed Offerings. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

On September 22, 2020, the Company issued a press release announcing the pricing of the Offerings. A copy of the press release is attached as Exhibit 99.2 hereto and incorporated herein by reference.

Forward-Looking Statements

Statements contained in this report regarding matters that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements about the Company’s expectations with respect to the completion, timing and size of the Offerings and the expected gross proceeds from the Offerings. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Words such as “believes,” “anticipates,” “plans,” “expects,” “intends,” “will,” “goal,” “potential” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based upon the Company’s current expectations and involve assumptions that may never materialize or may prove to be incorrect. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties, which include, without limitation, risks and uncertainties associated with market conditions and the satisfaction of customary closing conditions related to the Offerings. Additional factors that could cause actual results to differ materially from those stated or implied by our forward-looking statements are disclosed in the Company’s filings with the SEC, including in the section captioned “Risk Factors” in the Company’s quarterly report on Form 10-Q for the quarterly period ended June 30, 2020. All forward-looking statements contained in this report speak only as of the date on which they were made. The Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description

1.1	Underwriting Agreement related to the Common Offering, dated September 22, 2020, among Protara Therapeutics, Inc., Cowen and Company, LLC and Guggenheim Securities, LLC
1.2	Underwriting Agreement related to the Preferred Offering, dated September 22, 2020, among Protara Therapeutics, Inc., Cowen and Company, LLC and Guggenheim Securities, LLC
3.1	Certificate of Amendment to the Certificate of Designation of Preferences, Rights and Limitations of the Series 1 Preferred Stock of the Company
5.1	Opinion of Cooley LLP
23.1	Consent of Cooley LLP (included in Exhibit 5.1)
99.1	Press Release, dated September 21, 2020.
99.2	Press Release, dated September 22, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Protara Therapeutics, Inc.

Dated: September 23, 2020	By:	/s/ Blaine Davis
Blaine Davis Chief Financial Officer

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